                              BT INVESTMENT FUNDS

                            DISTRIBUTION AGREEMENT

                     Appendix A to Distribution Agreement

                                    between

                BT Investment Funds and ICC Distributors, Inc.

                        As Last Revised: June 12, 2001


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             Series                                     Distribution Fee               Service Fee
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
 Mid Cap Fund - Investment Class                              None                        None
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 Mid Cap Fund - Institutional Class                           None                        None
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 Lifecycle Short Range Fund - Investment Class                None                        None
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 Lifecycle Mid Range Fund - Investment Class                  None                        None
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 Lifecycle Long Range Fund - Investment Class                 None                        None
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 Cash Management Fund Investment                              None                        None
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 Treasury Money Fund Investment                               None                        None
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 Tax Free Money Fund Investment                               None                        None
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 NY Tax Free Money Fund Investment                            None                        None
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 International Equity Fund - Investment Class                 None                        None
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 Small Cap Fund - Investment Class                            None                        None
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 PreservationPlus Income Fund                                 None                        0.25%
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 Quantitative Equity Fund - Investment Class                  None                        None
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 Quantitative Equity Fund - Institutional Class               None                        None
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 Global Equity Fund - Institutional Class                     None                        None
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 Global Equity Fund - Class A Shares                          0.25%                       None
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 Global Equity Fund - Class B Shares                          0.75%                       0.25%
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 Global Equity Fund - Class C Shares                          0.75%                       0.25%
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